
                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT

                        MEDITRUST SUBSIDIARY CORPORATIONS

                             AS OF DECEMBER 31, 1996
                             -----------------------


                                                                      State of
Name                                                               Incorporation
----                                                               -------------
Meditrust Acquisition Corporation I                                Massachusetts
Meditrust Acquisition Corporation II                               Delaware
Meditrust Acquisition Corporation III                              Delaware
Meditrust of Alabama, Inc.                                         Alabama
Meditrust at Alpine, Inc.                                          Pennsylvania
Meditrust of Arizona, Inc.                                         Delaware
Meditrust of Arkansas, Inc.                                        Arkansas
Meditrust of Arlington, Texas, Inc.                                Massachusetts
Meditrust of Bakersfield, California, Inc.                         Delaware
Meditrust of Baton Rouge, Inc.                                     Louisiana
Meditrust of Benton, Inc.                                          Delaware
Meditrust of California, Inc.                                      Delaware
Meditrust of College Station, Inc.                                 Delaware
Meditrust of Colorado, Inc.                                        Delaware
Meditrust of Connecticut, Inc.                                     Delaware
Meditrust Depository Corporation                                   Delaware
Meditrust Finance Corporation                                      Delaware
Meditrust Financial Services Corporation                           Delaware
Meditrust of Florida, Inc.                                         New York
Meditrust of Bedford, Inc.                                         Delaware
Meditrust of Houston, Inc.                                         Massachusetts
Meditrust of Illinois, Inc.                                        Illinois
Meditrust of Kansas, Inc.                                          Kansas
Meditrust of Kentucky, Inc.                                        Delaware
Meditrust of Los Angeles, Inc.                                     Delaware






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

                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT

                  MEDITRUST SUBSIDIARY CORPORATIONS (CONTINUED)

                             AS OF DECEMBER 31, 1996
                             -----------------------


                                                                     State of
Name                                                               Incorporation
----                                                               -------------
Meditrust of Louisiana, Inc.                                        Louisiana
Meditrust of Lynn, Inc.                                             Delaware
Meditrust Management Corp.                                          Delaware
Meditrust of Maryland, Inc.                                         Delaware
Meditrust of Massachusetts, Inc.                                    Delaware
Meditrust at Mountainview, Inc.                                     Pennsylvania
Meditrust of Michigan, Inc.                                         Delaware
Meditrust of Missouri, Inc.                                         Delaware
Meditrust Mortgage Investments, Inc.                                Delaware
Meditrust of New Hampshire, Inc.                                    Delaware
Meditrust of New Jersey, Inc.                                       Delaware
Meditrust of New York, Inc.                                         Delaware
Meditrust of Ohio, Inc.                                             Delaware
Meditrust of the U.K., Inc.                                         Delaware
Meditrust Tri-States, Inc.                                          Delaware
New England Finance Corporation                                     Delaware
Pacific Finance Corporation                                         Delaware
Meditrust of San Antonio, Inc.                                      Delaware
Meditrust of Texas, Inc.                                            Delaware
Meditrust of West Virginia, Inc.                                    Delaware









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